SUPPLEMENT TO THE CLASS A AND CLASS C PROSPECTUS
OF WELLS FARGO ALLOCATION FUNDS
For the Wells Fargo Asset Allocation Fund (the "Fund")

Effective immediately, the Fund's Annual Fund Operating Expenses and Example of Expenses tables in the section entitled "Fund Summary - Fees and Expenses" are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	Class A	Class C
Management Fees	0.26%	0.26%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.47%	0.47%
Acquired Fund Fees and Expenses	0.55%	0.55%
Total Annual Fund Operating Expenses	1.28%	2.03%
Fee Waivers	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver[2]	1.13%	1.88%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2.

The Manager has contractually committed through August 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waivers at the amount shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from funds in which the master portfolios invest, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$684	$291	$191
3 Years	$944	$622	$622
5 Years	$1,223	$1,079	$1,079
10 Years	$2,019	$2,347	$2,347

Effective immediately, the Fund's Average Annual Total Return table in the section entitled "Fund Summary - Fees and Expenses" is hereby replaced with the following:

Average Annual Total Returns for the periods ended 12/31/2016 (returns reflect applicable sales charges)[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/29/1996	-1.34%	2.93%	2.62%
Class A (after taxes on distributions)	7/29/1996	-1.60%	2.25%	1.58%
Class A (after taxes on distributions and the sale of Fund Shares)	7/29/1996	-0.35%	2.20%	1.82%
Class C (before taxes)	10/3/2002	2.95%	3.40%	2.46%
Asset Allocation Blended Index[2] (reflects no deduction for fees, expenses, or taxes)		6.17%	6.98%	4.12%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		2.65%	2.23%	4.34%
MSCI ACWI ex USA Index (net) (reflects no deduction for fees, expenses, or taxes)		4.50%	5.00%	0.96%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		12.74%	14.67%	7.07%
MSCI ACWI Index (Net) (reflects no deduction for fees, expenses, or taxes)		7.86%	9.36%	3.56%
1.	Historical performance prior to July 19, 2010, is based on the performance of the Fund's predecessor, Evergreen Asset Allocation Fund.
2.

Effective June 16, 2018, the Fund's Index was renamed the Asset Allocation Blended Index and the composition of the index was changed to 45% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI All Country World ex-USA Index. Prior to June 16, 2018 it was comprised of 65% MSCI ACWI and 35% BBABI and prior to May 1, 2007 was comprised of 48.75% S&P 500, 16.25% MSCI ACWI ex-USA and 35% BBABI.

June 18, 2018	AFR068/P501SP2